1PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS I n v e s t o r P r e s e n t a t i o n — A u g u s t 2 0 2 5 EXHIBIT 99.1

This presentation contains forward-looking statements about the business, financial condition, outlook and prospects of FirstCash Holdings, Inc. and its wholly owned subsidiaries (together, the “Company”), including estimated financial results for H&T for calendar year 2025 and expected earnings accretion from the acquisition of H&T. Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations, outlook and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward- looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. While the Company believes the expectations reflected in forward- looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this presentation. Such factors and risks may include, without limitation, risks related to the extensive regulatory environment in which the Company operates; risks associated with the legal and regulatory proceedings that the Company is a party to or may become a party to in the future; risks related to the Company’s acquisitions, including the failure of the Company’s acquisitions to deliver the estimated value and benefits expected by the Company and the ability of the Company to continue to identify and consummate acquisitions on favorable terms, if at all; the ability to achieve the anticipated benefits from the H&T acquisition; risks related to the integration of H&T; risks related to the entry into a new geographic market and regulatory regime in the United Kingdom; potential changes in consumer behavior and shopping patterns which could impact demand for the Company’s pawn loan, retail, lease-to-own (“LTO”) and retail finance products; labor shortages and increased labor costs; a deterioration in the economic conditions in the United States, Latin America and the United Kingdom, including as a result of inflation, elevated interest rates and trade policy, which potentially could have an impact on discretionary consumer spending and demand for the Company’s products; currency fluctuations, primarily involving the Mexican peso as well as the British pound; competition the Company faces from other retailers and providers of retail payment solutions; the ability of the Company to successfully execute on its business strategies; contraction in sales activity at merchant partners of the Company’s retail point-of-sale (“POS”) payment solutions business; impact of store closures, financial difficulties or even bankruptcies at the merchant partners of the Company’s retail POS payment solutions business; the ability of the Company’s retail POS payment solutions business to continue to grow its base of merchant partners, including those outside of the furniture vertical; and other risks discussed and described in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and other reports filed with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this quarterly report speak only as of the date of this quarterly report, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law. 2PAGE CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTSNASDAQ: FCFS FIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM

NASDAQ: FCFS 3PAGEFIRSTCASH HOLDINGS, INC. OUR BUSINESS ‒ WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE UNITED STATES, LATIN AMERICA AND THE UNITED KINGDOM ‒ MORE THAN 3,300 PAWN LOCATIONS OUR RESULTS ‒ PROVEN ABILITY TO GROW REVENUES AND EARNINGS ‒ STRONG FINANCIAL POSITION ‒ CONSISTENT SHAREHOLDER RETURNS THROUGH BUYBACKS AND DIVIDENDS SILVER SPRING, MARYLAND

4PAGEFIRSTCASH HOLDINGS, INC. FIRSTCASH HIGHLIGHTSNASDAQ: FCFS BY THE NUMBERS TRAILING TWELVE MONTHS AS OF JUNE 30, 2025 ‒ REVENUE: $3.4 BILLION ‒ GAAP NET INCOME: $292 MILLION ‒ ADJUSTED NET INCOME: $343 MILLION ‒ ADJUSTED EBITDA: $613 MILLION SECOND QUARTER 2025 HIGHLIGHTS ‒ GAAP EPS UP 24% TO PY ‒ ADJUSTED EPS UP 31% TO PY ‒ ADJUSTED EBITDA UP 19% TO PY ‒ SAME-STORE PAWN RECEIVABLES UP 13% ON A LOCAL CURRENCY BASIS H&T ACQUISITION COMPLETED IN AUGUST ‒ ON AUGUST 14, 2025, FIRSTCASH ACQUIRED H&T GROUP, THE U.K.’S LEADING PAWNBROKER WITH 286 STORES

INVESTORS.FIRSTCASH.COM

FirstCash
NASDAQ: FCFS

H&T Acquisition — Compelling Benefits of the Transaction

Establishes FirstCash's Market Leadership in the U.K.	Enhances Scale of Pawn Operations and Operating Leverage	Provides Additional Geographic Diversification
Unlocks Further Growth Opportunities in New Markets	Adds Experienced U.K. Leadership and Operations Team	Contributes Meaningful Pawn-Driven EPS and EBITDA Accretion

H&T Acquisition Transaction Highlights:

- H&T shareholders received 650 pence per share in cash, which equates to a total USD equity value of $383 million. Additionally, FirstCash assumed H&T's net debt of approximately $85 million
- Expected earnings per share accretion for FirstCash from H&T for the balance of 2025 (August 14 through December 31), net of FirstCash's incremental borrowing costs to fund the transaction, is anticipated to be in a range of $0.20 to $0.25 per share.[1]

[1] Assumes effective incremental borrowing rate of approximately 6.5% tax effected at 25%. Estimated accretion reflects typical fourth quarter seasonality trends of increased pawn fees and significant holiday-driven retail sales.

FIRSTCASH HOLDINGS, INC.

PAGE 5

6PAGEFIRSTCASH HOLDINGS, INC. PAWN OPERATIONS NASHVILLE, TENNESSEE NASDAQ: FCFS INVESTORS.FIRSTCASH.COM

85% PAWN (U.S., LATAM & U.K.) With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… BRANDS OUR CUSTOMERS KNOW AND TRUST PAWN OVERVIEW FIRSTCASH IS THE LEADING INTERNATIONAL OPERATOR OF PAWN STORES WITH MORE THAN 3,300 RETAIL PAWN LOCATIONS AND OVER 20,000 EMPLOYEES IN 29 U.S. STATES, THE DISTRICT OF COLUMBIA , FOUR COUNTRIES IN LATIN AMERICA INCLUDING MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR, AND THE UNITED KINGDOM… Provide quick and convenient retail and credit solutions to unbanked, under-banked and credit-challenged customers MISSION Grow revenues and income by opening new retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores BUSINESS STRATEGY Pawn stores are neighborhood-based retail locations that buy and sell pre-owned consumer products such as jewelry, electronics, tools, appliances, sporting goods and musical instruments, and make small consumer pawn loans PAWN INDUSTRY Pawn National Pawn Trust, Value, Satisfaction. Guaranteed SM 7PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS INVESTORS.FIRSTCASH.COM PAWN OPERATIONS DRIVE EARNINGS 15% RETAIL POS PAYMENT SOLUTIONS Forecast Segment Contribution

66 123 282 595 906 2,085 2,679 3,027 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – Q2 2025 As of 08/15/2025 FIRSTCASH PAWN HISTORY PRIMARY LONG-TERM BUSINESS PLAN IS TO CONTINUE GROWING PAWN REVENUES AND INCOME BY OPENING NEW (“DE NOVO”) RETAIL PAWN LOCATIONS, ACQUIRING EXISTING PAWN STORES IN STRATEGIC MARKETS AND INCREASING REVENUE AND OPERATING PROFITS IN EXISTING STORES… 8PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA 889 STORES ADDED SINCE 2020 329 NEW STORE OPENINGS AND 560 ACQUIRED SINCE 2017 — 1,666 PAWN STORES HAVE BEEN OPENED OR ACQUIRED 3,315 78 STORE ACQUISITION EXCEED 3,000 STORES INVESTORS.FIRSTCASH.COM AS OF 08/15/2025 286 STORE ACQUISITION FIRST STORES IN THE U.K.

1 2 3 4 9PAGE PAWN PRODUCT OVERVIEWNASDAQ: FCFS FIRSTCASH HOLDINGS, INC. $748 $96 $286 $0 $100 $200 $300 $400 $500 $600 $700 $800 U.K. LATAM U.S. PAWN LOANS ARE CUSTOMER FRIENDLY ‒ NON-RECOURSE LOANS ‒ NO CREDIT CHECK OR BANK ACCOUNT REQUIRED ‒ NO COLLECTION ACTIVITY OR REPORTING TO CREDIT BUREAUS PAWN LOANS ARE SMALL AND AFFORDABLE ‒ TYPICALLY, 30-TO-60-DAY TERM ‒ AVERAGE LOAN SIZE: PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME GENERALLY LESS THAN 15 MINUTES PAWN LOANS HAVE LIMITED CREDIT RISK ‒ FULLY COLLATERALIZED WITH PERSONAL PROPERTY ‒ COLLATERAL HELD IN SECURE BACKROOM OF STORE ‒ RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS TYPICAL RETAIL MARGIN: 35% - 45% AVERAGE MONTHLY FEE OF $30 - $35 IN THE U.S. AND $11 - $14 IN LATAM CUSTOMER DOES NOT REPAY LOAN OR FEE — COLLATERAL FORFEITS CUSTOMER REPAYS LOAN & PAWN SERVICE FEE — COLLATERAL RETURNED TO CUSTOMER ~25% - 30% ~70% - 75% CUSTOMER NEEDING CASH ENTERS STORE WITH PERSONAL ASSET MAKE DECISION TO SELL OR TAKE A PAWN LOAN ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET) RETAIL INVENTORY RETAIL SALES PAWN FEES INVESTORS.FIRSTCASH.COM AS OF 06/30/2025

DATA FROM MORE THAN 3,300 PAWN LOCATIONS CONTINUALLY CAPTURED AND REFRESHED FROM MORE THAN 13 MILLION ANNUAL RETAIL TRANSACTIONS ‒ INVENTORY SALES DATABASE PROVIDES REAL-TIME PRICING, TURNOVER AND MARGIN DATA BY MERCHANDISE CATEGORY ‒ PAWN LENDING METRICS INCLUDING COLLATERAL MIX, LOAN-TO-VALUE AND REDEMPTION RATES ARE TRACKED CONTINUALLY PROPRIETARY DATA SETS AND ALGORITHMS ARE USED TO DETERMINE MERCHANDISE VALUE AND OPTIMAL RETAIL PRICING PRODUCT AND CUSTOMER PERFORMANCE ANALYTICS USED TO DRIVE PREDICTABLE YIELDS AND RETAIL SALES MARGINS 10PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS INVESTORS.FIRSTCASH.COM DATA ANALYTICS DELIVER SCALABLE HIGH-PERFORMING OPERATING METRICS LAS VEGAS, NEVADA

PAWN HAS PERFORMED WELL ACROSS ECONOMIC CYCLES 11PAGE NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. $3.4 $4.0 $4.3 $4.8 $5.0 $5.2 $5.3 $5.2 $5.2 $5.5 $6.0 $6.0 $6.1 $5.1 $5.4 $5.7 $6.0 $6.2 $6.4 $0.0 $2.5 $5.0 $7.5 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2 2025 $557 $615 $657 $721 $785 $832 $820 $785 $746 $719 $746 $780 $805 $732 $692 $812 $891 $977 $1,023 $0 $400 $800 $1,200 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2 2025 Financial Crisis COVID PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND SUBJECT TO VERY MINIMAL CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN LOANS DURING THE FINANCIAL CRISIS: ‒ STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012; LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD ‒ RETAIL GROSS PROFIT IN THE U.S. INCREASED 25% FROM 2007 TO 2012; LATAM STORES INCREASED 59% OVER THE SAME PERIOD CURRENT TRAILING TWELVE-MONTH GROSS PROFIT PERFORMANCE IS NOW ABOVE RESULTS DURING THE GREAT FINANCIAL CRISIS LATAM LEGACY 1 CORE GROSS PROFIT PESO $ IN MILLIONS — AVG TTM PER STORE DOMESTIC LEGACY 1 CORE GROSS PROFIT $ IN THOUSANDS — AVG TTM PER STORE 1 Core pawn GP from legacy U.S. and LatAm First Cash stores in operation since 2007 PAWN FEESRETAIL GROSS PROFIT Financial Crisis COVID INVESTORS.FIRSTCASH.COM

INVESTORS.FIRSTCASH.COM

FirstCash
NASDAQ: FCFS

PAWN COLLATERAL AND INVENTORY COMPOSITION

JEWELRY | ELECTRONICS | TOOLS | SPORTING GOODS | MUSICAL INSTRUMENTS | OTHER

U.S. PAWN


72%
10%
PAWN COLLATERAL


61%
10%
INVENTORY

LATAM PAWN


43%
39%
PAWN COLLATERAL


41%
42%
INVENTORY

CONSOLIDATED PAWN


64%
18%
PAWN COLLATERAL


55%
19%
INVENTORY

AS OF 06/30/2025

FIRSTCASH HOLDINGS, INC.
PAGE 12

INVESTORS.FIRSTCASH.COM

Sustainability is Core to FirstCash and a Commitment to Social Responsibility

Sustainability

Pawnshops Pioneered Circular Economy

- Neighborhood-based stores contribute to the modern "Circular Economy"

Extending Life Cycle of Consumer Products

- Inventory is pre-owned merchandise which is sourced and then recycled within each store's geographic neighborhood

Saving Water and Carbon Emissions with No Packaging or Hazardous Waste

- Local sourcing of pre-owned goods eliminates carbon footprint of manufacturing facilities, distribution centers and transportation services

Safe Environment

- Buy and resell popular consumer products in a safe and secure environment for employees and customers

Social Responsibility

Employee Empowerment

- Employee-training programs that promote customer service and professionalism
- Specialized skill training programs in lending practices, merchandise valuation and regulatory compliance
- Profit sharing programs which pay on average 4-5% of gross profit directly to employees

Customer and Employee Protections

- Committed to health, safety and wellness through employee benefit programs and robust physical security infrastructure
- Consumer protection programs focused on privacy, regulatory compliance and data security

Diverse Workplace


Global Gender
All Employees
Management
55%
45%
56%
44%
Women
Men
U.S. Race & Ethnicity
All Employees
Management
72%
28%
66%
34%
Diverse
Non-Diverse

FIRSTCASH HOLDINGS, INC.
As of 12/31/2024 13

NASDAQ: FCFS 14PAGEFIRSTCASH HOLDINGS, INC. U.S. PAWN SEGMENT ALMOST 1,200 FULL-SERVICE U.S. LOCATIONS 29 STATES AND THE DISTRICT OF COLUMBIA AS OF 08/15/2025 GRAND PRAIRIE, TEXAS

15PAGE U.S. PAWN SEGMENT 29 U.S. STATES AND THE DISTRICT OF COLUMBIA NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM 27 27 22 47 30 96 29 8 3 30 57 79 126 156 252 281 289 0 120 240 360 2017 2018 2019 2020 2021 2022 2023 2024 Through Aug 15, 2025 U.S. PAWN MARKET IS LARGE AND HIGHLY FRAGMENTED — OVER 12,000 ESTIMATED PAWN SHOPS IN U.S. FIRSTCASH LOCATIONS FOCUSED IN MARKETS WITH: ‒ GROWING POPULATIONS ‒ FAVORABLE CUSTOMER DEMOGRAPHICS ‒ STABLE REGULATIONS ‒ OPPORTUNITIES TO FURTHER ADD LOCATIONS NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 30 30 46 487 6 1 5 22 1 19 39 29 20 23 71 56 4622 86 49 23 13 27 MD 28 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 5 3 3 1 OR ND SD IA 1,196 LOCATIONS CONTINUED GROWTH OPPORTUNITIES AS OF 08/15/2025 STORES ADDED EACH YEAR CUMULATIVE U.S. STORE ADDITIONS (SINCE CASH AMERICA MERGER)

$271 $291 $356 $400 $186 $180 $223 $253 69% 62% 63% 63% $0 $150 $300 $450 Q2 2022 Q2 2023 Q2 2024 Q2 2025 PLB INV INV % OF PLB $754 $832 $187 $211 $0 $300 $600 $900 YTD 2024 YTD 2025 YTD 2024 YTD 2025 REVENUE SEGMENT CONTRIBUTION Q1 Q2 16PAGE Q2 2025 U.S. PAWN SEGMENT HIGHLIGHTS $ IN U.S. MILLIONS NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. +10% 11% 14% 14% 11% 10% 12% 13% 13% 21% 26% 27% 24% 0% 12% 24% 36% 2024 Q3 2024 Q4 2025 Q1 2025 Q2 PRIOR-YEAR CURRENT-YEAR REVENUE & SEGMENT CONTRIBUTION PAWN RECEIVABLES: SAME-STORE 2-YEAR STACKED GROWTH RATE 57% 60% 59% 59% 41% 43% 42% 43% 21% 23% 24% 24% 0% 25% 50% 75% Q 2 Q 3 Q 4 -2 0 2 2 Q 1 Q 2 Q 3 Q 4 -2 0 2 3 Q 1 Q 2 Q 3 Q 4 -2 0 2 4 Q 1 Q 2 GROSS PROFIT MARGIN RETAIL MARGIN SEGMENT PRE-TAX PROFIT MARGIN PAWN RECEIVABLES AND INVENTORIES MARGINS INVESTORS.FIRSTCASH.COM +13% 1.3% 1.6% 1.9%1.3% % OF INVENTORY AGED GREATER THAN ONE YEAR

FirstCash
Nasdaq: FCFS
Tecamachalco, Mexico
INVESTORS.FIRSTCASH.COM


FIRSTCASH
EMPEÑO Y JOYERIA
DIAMANTES VIDEOJUEGOS ELECTRONICOS ORO
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¡ACEPTAMOS MOTOS!

FirstCash®

LatAm Pawn Segment

More than 1,800 Latin America Locations in Four Countries

- Latin American markets remain receptive to pawn given the high concentration of unbanked and underbanked consumers
- FirstCash's well-established Latin American infrastructure and strong cash flows support the Company's long-term growth strategy in these markets
- Significant opportunity for continued de novo openings and acquisitions across the Company's existing markets in Latin America
- FirstCash continues to evaluate opportunities for expansion into additional Latin America markets

Pawn Locations by Country

Central + South America Operations:
102 Stores Across 3 Countries

Mexico Operations:
1,731 Stores in all 32 States


El Salvador
18
Guatemala
72
Colombia
12
1,731
Monterrey, MX
LatAm Headquarters
Includes 18 New Stores opened through Q2 in 2025

As of 06/30/2025
FIRSTCASH HOLDINGS, INC.
PAGE 17

18PAGE NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. 25+ YEARS OF LATAM GROWTH STORE COUNT AND REVENUE — $ IN MILLIONS INVESTORS.FIRSTCASH.COM 60 45 61 60 19 1 10 60 46 61 70 19 0 30 60 90 2021 2022 2023 2024 2025 DE NOVO OPENINGS ACQUISITIONS $368 $417 $487 $557 $671 $553 $592 $675 $803 $812 $801 $368 $485 $573 $666 $803 $725 $742 $839 $892 $927 $979 $0 $350 $700 $1,050 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q2 2025 TOTAL REVENUE, USD $ CC TOTAL REVENUE, 2015 MXN @ 15.85 LATAM STORE ADDITIONS BY YEAR TTM REVENUE GROWTH TAMPICO, MEXICO AS OF 06/30/2025 YTD

19PAGE NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. Q2 2025 LATAM PAWN SEGMENT HIGHLIGHTS $ IN CONSTANT CURRENCY 1 MILLIONS, EXCEPT AS OTHERWISE NOTED $401 $448 $69 $82 $0 $160 $320 $480 YTD 2024 YTD 2025 YTD 2024 YTD 2025 REVENUE SEGMENT CONTRIBUTION Q1 Q2 REVENUE & SEGMENT CONTRIBUTION1 55% 53% 54% 53% 37% 35% 36% 36% 21% 20% 18% 20% 0% 20% 40% 60% Q 2 Q 3 Q 4 2 0 2 2 Q 1 Q 2 Q 3 Q 4 2 0 2 3 Q 1 Q 2 Q 2 Q 4 2 0 2 4 Q 1 Q 2 GROSS PROFIT MARGIN RETAIL MARGIN SEGMENT PRE-TAX PROFIT MARGIN INVENTORY ($ IN US MILLIONS) MARGINS (CALC’D FROM $ IN USD) (0%) 3% 7% 8% 6% 12% 14% 13% 6% 15% 21% 21% (5%) 5% 15% 25% 2024 Q3 2024 Q4 2025 Q1 2025 Q2 PRIOR-YEAR CURRENT-YEAR PAWN RECEIVABLES: SAME-STORE 2-YEAR STACKED GROWTH RATE 1 INVESTORS.FIRSTCASH.COM +18% 1 Constant currency results are non-GAAP financial measures. Please reference the Press Release dated 07/24/2025 for further explanation +12% $114 $135 $135 $151 $75 $87 $92 $103 65% 64% 68% 68% $0 $60 $120 $180 Q2 2022 Q2 2023 Q2 2024 Q2 2025 PLB INV INV % OF PLB % OF INVENTORY AGED GREATER THAN ONE YEAR PAWN RECEIVABLES & INVENTORIES ($ IN US MILLIONS) 1.1% 1.3% 1.5%1.2%

20PAGEFIRSTCASH HOLDINGS, INC. U.K. PAWN SEGMENT INVESTORS.FIRSTCASH.COM 286 UNITED KINGDOM LOCATIONS ENGLAND, SCOTLAND AND WALES SUTTON, U.K. H&T HEADQUARTERS Bath Street, Glasgow NASDAQ: FCFS

INVESTORS.FIRSTCASH.COM

FirstCash
NASDAQ: FCFS

U.K. PAWN SEGMENT

H&T ACQUISITION AT A GLANCE

- Founded in 1897, H&T is the U.K.'s largest pawnbroker and a leading retailer of high-quality new and pre-owned jewelry and pre-owned watches
- 286 retail pawn stores focused on pawn lending and retail jewelry sales
- Stores are conveniently located in most major towns and cities throughout England, Scotland, and Wales

286 Pawn Stores	**$178M** Pawn Receivables (June 2025)	**$748** Average Pawn Loan Amount (June 2025)
$315M - $340M Est. 2025 Revenue Range[1]	**$35M - $38M** Est. 2025 Net Income Range[1]	**$60M - $65M** Est. 2025 EBITDA Range[1]


H&T
Pawnbrokers

FY 2025 PROJECTED NET REVENUE BY PRODUCT


7%
13%
21%
58%
Pawn fees
Scrap jewelry sales
Retail merchandise sales
Other

[1] *Projected full year H&T standalone financial metrics (including pre-acquisition results) presented on a U.S. GAAP basis in USD using a GBP/USD exchange rate of 1.33 and exclude expenses incurred by H&T related to the acquisition.*

FIRSTCASH HOLDINGS, INC.
PAGE 21

22PAGEFIRSTCASH HOLDINGS, INC. TAMPICO, MEXICO RETAIL POS PAYMENT SOLUTIONS INVESTORS.FIRSTCASH.COM

23PAGEFIRSTCASH HOLDINGS, INC. RETAIL POS PAYMENT SOLUTION OVERVIEW PROVIDES PAYMENT SOLUTIONS FOR THIRD-PARTY RETAILERS AND SERVICE PROVIDERS LEASE-TO-OWN BANK LOANSRETAIL INSTALLMENT CUSTOMERS TAKE ITEMS HOME SAME DAY OR ARRANGE FOR DELIVERY TAKE ITEMS HOME — SAME DAY! AVAILABLE AT APPROXIMATELY 15,300 MERCHANT PARTNER LOCATIONS APPLY — IN STORE OR ONLINE DECISIONS ARE ISSUED QUICKLY UPON REVIEW OF APPLICATION INSTANT DECISIONS — TOTAL TRANSPARENCY AUTO-PAY OPTION MANAGED ONLINE BY THE CUSTOMER PAY AS YOU GO INVESTORS.FIRSTCASH.COM AS OF 06/30/2025 NASDAQ: FCFS

1 2 24PAGEFIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM DOOR COUNT GROWTH & MERCHANT DIVERSIFICATION TOTAL SECOND QUARTER ORIGINATION VOLUME INCREASED 3% YOY; EXCLUDING ORIGINATIONS FROM FURNITURE RETAILERS, SECOND QUARTER ORIGINATIONS INCREASED APPROXIMATELY 34% DRIVEN BY CONTRIBUTIONS FROM BOTH NEW DOORS AND EXPANDING NON-FURNITURE MERCHANT RELATIONSHIPS AT JUNE 30, 2025, AFF HAD APPROXIMATELY 15,300 ACTIVE RETAIL AND E- COMMERCE MERCHANT PARTNER LOCATIONS, REPRESENTING A 19% INCREASE IN THE NUMBER OF ACTIVE MERCHANT LOCATIONS COMPARED TO A YEAR AGO; EXCLUDING FURNITURE LOCATIONS THAT CLOSED IN THE PRIOR YEAR DUE TO MERCHANT PARTNER BANKRUPTCIES, THE NUMBER OF ACTIVE DOORS INCREASED 29% 7,600 10,500 12,800 15,300 0 6,000 12,000 18,000 Q2 2022 Q2 2023 Q2 2024 Q2 2025 DOOR COUNT POS PAYMENT TRANSACTION ORIGINATIONS BY PRODUCT CATEGORY 61% 52% 48% 37% 21% 15% 20% 19% 24% 25% 2% 7% 12% 19% 5% 5% 8% 10% 11% 19% 21% 18% 17% 24% 0% 25% 50% 75% 100% 2021 2022 2023 2024 YTD Q2 2025 FURNITURE AUTOMOTIVE ELECTIVE MEDICAL JEWELRY OTHER NASDAQ: FCFS

$384 $496 YTD 2024 YTD 2025 $508 $496 YTD 2024 YTD 2025 $59 $90 YTD 2024 YTD 2025 5.0% 5.8% 5.7% 5.4% 5.2% 2% 4% 6% 8% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 25PAGE Q2 2025 AFF POS PAYMENT SOLUTIONS HIGHLIGHTS $ IN U.S. MILLIONS FIRSTCASH HOLDINGS, INC. INVESTORS.FIRSTCASH.COM $514 $446 YTD 2024 YTD 2025 $131 $140 YTD 2024 YTD 2025 +7% REVENUE NET REVENUE SEGMENT CONTRIBUTION Q1 Q2 +53% –13% GROSS TRANSACTION VOLUME TOTAL VOLUME —2% EXCL. AMERICAN FREIGHT + CONN’S +29% COMBINED LEASE AND LOAN CHARGE-OFF RATE (MONTHLY AVERAGE AS A PERCENT OF BALANCE) NASDAQ: FCFS

26PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS FINANCIAL HIGHLIGHTS BOGOTA, COLOMBIA

$3.04 $5.36 $4.80 $5.73 $6.50 $3.94 $5.19 $6.06 $6.70 $7.65 $0.00 $2.60 $5.20 $7.80 2021 2022 2023 2024 TTM Q2 2025 $125 $253 $219 $259 $292 $161 $246 $277 $303 $343 $0 $120 $240 $360 2021 2022 2023 2024 TTM Q2 2025 $1,699 $2,729 $3,152 $3,389 $3,388 $919 $1,265 $1,507 $1,630 $1,675 $0 $1,400 $2,800 $4,200 2021 2022 2023 2024 TTM Q2 2025 $244 $497 $494 $551 $596 $290 $437 $512 $558 $613 $0 $210 $420 $630 2021 2022 2023 2024 TTM Q2 2025 27PAGEFIRSTCASH HOLDINGS, INC. 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation. TTM EPS and Adjusted EPS is derived using previously reported year-to-date values. REVENUE INVESTORS.FIRSTCASH.COM EPS ADJUSTED EPS1 NET INCOME ADJUSTED NET INCOME 1 EBITDA ADJUSTED EBITDA1 CONSOLIDATED OPERATING HIGHLIGHTS $ IN MILLIONS, EXCEPT PER SHARE AMOUNTSNASDAQ: FCFS NET REVENUE

$275 $114 $107 $50 $158 $114 $85 $90 $93 $368 $482 $588 $638 $796 $910 $995 $1,085 1,616 4,959 6,264 7,691 8,379 10,583 11,831 12,552 13,307 0 6,000 12,000 18,000 24,000 $0 $300 $600 $900 $1,200 2017 2018 2019 2020 2021 2022 2023 2024 YTD 08/15/25 C U M U LA T IV E C O U N T S H A R E R E P U R C H A S E D C U M U LA T IV E S H A R E R E P U R C H A S E S ( M IL LI O N S ) ANNUAL REPURCHASES – CURRENT YEAR CUMULATIVE COUNT SHARES REPURCHASED $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.30 $0.33 $0.35 $0.38 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.30 $0.33 $0.35 $0.38 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.33 $0.35 $0.38 $0.42 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.33 $0.35 $0.38 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $1.26 $1.36 $1.46 $1.60 $0.00 $0.60 $1.20 $1.80 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 QUARTER 1 QUARTER 2 QUARTER 3 QUARTER 4 28PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFSCASH DIVIDENDS & SHARE REPURCHASESNASDAQ: FCFS Q3 2025 DIVIDEND INCREASED TO $0.42; ANNUALIZES TO $1.68 PER SHARE $90 MILLION OF SHARES REPURCHASED YTD WITH $25 MILLION REMAINING FOR FUTURE SHARE REPURCHASES UNDER THE CURRENT AUTHORIZATION (JULY 2023) CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM GOLD OUTLINE IDENTIFIES TIMING OF DIVIDEND INCREASE AS OF 08/15/2025 Run Rate

THE COMPANY’S FUTURE SUCCESS, INCLUDING ITS ABILITY TO ACHIEVE ITS GROWTH AND PROFITABILITY GOALS, IS DEPENDENT ON ITS ABILITY TO EXECUTE ITS LONG-TERM BUSINESS STRATEGY OF MANAGING CAPITAL RESOURCES… 29PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS STOCK REPURCHASES & DIVIDENDS ‒ OVER 18 MILLION SHARES REPURCHASED ‒ $455 MILLION IN CUMULATIVE DIVIDENDS PAID 1 RETURN OF CAPITAL TO SHAREHOLDERS ACQUISITION INVESTMENTS ‒ 436 PAWN STORES ACQUIRED IN U.S. ‒ 880 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ 286 PAWN STORES ACQUIRED IN U.K. ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 907 DE NOVO STORE OPENINGS ‒ 425 PROPERTIES PURCHASED 2 3 ACQUISITIONS & STORE EXPANSION $0 $1,600 $3,200 $4,800 CUMULATIVE TOTAL $4.7 BILLION $1,054 $1,779 $1,888 AS OF 08/15/2025 GROWTH INVESTMENTS & SHAREHOLDER PAYOUTS SINCE 2010 — $ IN MILLIONS

With over 12 million individual pre- owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas… INVESTMENT RECAP 30PAGEFIRSTCASH HOLDINGS, INC. NASDAQ: FCFS INVESTORS.FIRSTCASH.COM PAWN FOCUSED BUSINESS MODEL ‒ SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS ‒ DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS ‒ RESILIENT PAWN FOCUSED BUSINESS MODEL, WITH LIMITED CREDIT RISK PROVEN MULTI-COUNTRY GROWTH STRATEGY – MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH SMALL ACQUISITIONS ‒ RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED ‒ H&T ACQUISITION PROVIDES PREMIER ACCESS TO AN ATTRACTIVE U.K. MARKET AND THE ABILITY TO FURTHER EXPAND H&T’S OPERATING FOOTPRINT ‒ ADDITIONAL GROWTH EXPECTED FROM RETAIL POS PAYMENT SOLUTION REVENUES STRONG CASH FLOWS AND BALANCE SHEET SUPPORT: – EARNING ASSET GROWTH ‒ ACQUISITIONS ‒ SHARE BUYBACKS ‒ DIVIDENDS H&T Store Front

31PAGEFIRSTCASH HOLDINGS, INC. FINANCIAL APPENDIX NASDAQ: FCFS FORT WORTH, TEXAS (REMODEL)

32PAGE NON-GAAP FINANCIAL INFORMATION PLEASE REFERENCE THE FORM 10-Q FILED ON 07/28/2025 FOR FURTHER EXPLANATION NASDAQ: FCFS FIRSTCASH HOLDINGS, INC. The Company uses certain financial calculations such as adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results as factors in the measurement and evaluation of the Company’s operating performance and period-over- period growth. The Company derives these financial calculations on the basis of methodologies other than GAAP, primarily by excluding from a comparable GAAP measure certain items the Company does not consider to be representative of its actual operating performance. These financial calculations are “non- GAAP financial measures” as defined under the SEC rules. The Company uses these non-GAAP financial measures in operating its business because management believes they are less susceptible to variances in actual operating performance that can result from the excluded items, other infrequent charges and currency fluctuations. The Company presents these financial measures to investors because management believes they are useful to investors in evaluating the primary factors that drive the Company’s core operating performance and provide greater transparency into the Company’s results of operations. However, items that are excluded and other adjustments and assumptions that are made in calculating these non-GAAP financial measures are significant components in understanding and assessing the Company’s financial performance. These non-GAAP financial measures should be evaluated in conjunction with, and are not a substitute for, the Company’s GAAP financial measures. Further, because these non- GAAP financial measures are not determined in accordance with GAAP and are thus susceptible to varying calculations, the non-GAAP financial measures, as presented, may not be comparable to other similarly- titled measures of other companies. The Company has adjusted the applicable financial calculations to exclude merger and acquisition expenses, amortization of acquired AFF intangible assets, the Consumer Financial Protection Bureau (“CFPB”) litigation settlement and certain other income and expenses. The Company does not consider these items to be related to the organic operations of the Company’s businesses or its continuing operations and are generally not relevant to assessing or estimating the long-term performance of the Company. In addition, excluding these items allows for more accurate comparisons of the financial results to prior periods. Merger and acquisition expenses include incremental costs directly associated with merger and acquisition activities, including professional fees, legal expenses, severance, retention and other employee-related costs, contract breakage costs and costs related to the consolidation of technology systems and corporate facilities, among others. The Company’s reporting currency is the U.S. dollar, however, certain performance metrics discussed in this report are presented on a “constant currency” basis, which is considered a non-GAAP financial measure. The Company’s management uses constant currency results to evaluate operating results of business operations in Latin America, which are transacted in local currencies in Mexico, Guatemala and Colombia. The Company also has operations in El Salvador, where the reporting and functional currency is the U.S. dollar. The Company believes constant currency results provide valuable supplemental information regarding the underlying performance of its business operations in Latin America, consistent with how the Company’s management evaluates such performance and operating results. Constant currency results reported herein are calculated by translating certain balance sheet and income statement items denominated in local currencies using the exchange rate from the prior-year comparable period, as opposed to the current comparable period, in order to exclude the effects of foreign currency rate fluctuations for purposes of evaluating period-over-period comparisons. See the Latin America pawn segment tables in “Results of Operations” above for additional reconciliation of certain constant currency amounts to as reported GAAP amounts. INVESTORS.FIRSTCASH.COM

INVESTORS.FIRSTCASH.COM

FirstCash
NASDAQ: FCFS

RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

$ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

	Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024	TTM Q2 2025
NET INCOME	$124,909	$253,495	$219,301	$258,815	$291,770
INCOME TAXES	41,593	70,138	73,548	83,961	95,239
DEPRECIATION AND AMORTIZATION[1]	45,906	103,832	109,161	104,941	103,733
INTEREST EXPENSE	32,386	70,708	93,243	105,226	108,429
INTEREST INCOME	(696)	(1,313)	(1,469)	(1,935)	(2,687)
EBITDA	$244,098	$496,860	$493,784	$551,008	$596,484
ADJUSTMENTS:					
MERGER AND ACQUISITION EXPENSES	15,449	3,739	7,922	2,228	3,506
AFF PURCHASE ACCOUNTING ADJUSTMENTS	43,362	50,354	13,968	—	—
GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION	(17,871)	(109,549)	—	—	—
CFPB LITIGATION SETTLEMENT	—	—	—	—	11,000
OTHER EXPENSES (INCOME), NET	1,593	(4,060)	(3,942)	5,201	1,982
ADJUSTED EBITDA	$289,631	$437,344	$511,732	$558,437	$612,972

[1] Includes $49 million, $50 million, $57 million, $57 million and $2 million of amortization expense related to identifiable intangible assets as a result of the AFF Acquisition for the twelve months ended June 30, 2025, and December 31, 2024, 2023, 2022 and 2021, respectively, which is included in the add back of depreciation and amortization to net income used to calculate EBITDA.

	Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024	TTM Q2 2025
CASH FLOW FROM OPERATING ACTIVITIES	$223,304	$469,305	$416,142	$539,958	$554,733
CASH FLOW FROM INVESTING ACTIVITIES:					
PAWN LOANS, NET[2]	(73,340)	(35,817)	(34,978)	(71,999)	(81,704)
FINANCE RECEIVABLES, NET	(5,844)	(85,353)	(115,442)	(139,314)	(157,728)
PURCHASE OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS	(42,022)	(35,586)	(60,148)	(68,245)	(51,447)
FREE CASH FLOW	$102,098	$312,549	$205,574	$260,400	$263,854
MERGER AND ACQUISITION EXPENSES PAID, NET OF TAX BENEFIT	11,872	2,878	6,089	1,706	2,690
ADJUSTED FREE CASH FLOW	$113,970	$315,427	$211,663	$262,106	$266,544

[2] Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral.

	Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024	TTM Q2 2025	PER SHARE[3] Y/E 2021	Y/E 2022	Y/E 2023	Y/E 2024	TTM Q2 2025
NET INCOME AND DILUTED EARNINGS PER SHARE, AS REPORTED	$124,909	$253,495	$219,301	$258,815	$291,770	$3.04	$5.36	$4.80	$5.73	$6.50
ADJUSTMENTS, NET OF TAX:										
MERGER AND ACQUISITION EXPENSES	11,872	2,878	6,089	1,706	2,690	0.29	0.06	0.13	0.04	0.07
AFF PURCHASE ACCOUNTING AND OTHER ADJUSTMENTS	37,278	82,432	54,341	38,289	37,660	0.91	1.74	1.19	0.85	0.84
GAIN ON REVALUATION OF CONTINGENT ACQUISITION CONSIDERATION	(13,761)	(90,035)	—	—	—	(0.33)	(1.91)	—	—	—
CFPB LITIGATION SETTLEMENT	—	—	—	—	9,390	—	—	—	—	0.21
OTHER EXPENSES (INCOME), NET	1,181	(3,033)	(2,857)	3,870	1,482	0.03	(0.06)	(0.06)	0.08	0.03
ADJUSTED NET INCOME	$161,479	$245,737	$276,874	$302,680	$342,992	$3.94	$5.19	$6.06	$6.70	$7.65

[3] TTM EPS and Adjusted EPS is derived using previously reported year-to-date values.

PAGE 33

34PAGEFIRSTCASH HOLDINGS, INC. GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US: INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 NASDAQ: FCFS